UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 1, 2024
Date of Report (date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(832) 765-3010
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2024, the Board of Directors of Phillips 66 (the “Company”) appointed Ann M. Kluppel to serve as the Company’s Vice President and Controller and designated principal accounting officer effective May 13, 2024. Ms. Kluppel will succeed J. Scott Pruitt, who announced on April 1, 2024 that he plans to retire from the Company effective May 31, 2024.

Ms. Kluppel, 56, joined the Company at the time of its spin-off from ConocoPhillips in 2012 and has held positions of increasing responsibility within the Company’s finance department, most recently as General Auditor since August 2021. Prior to that, Ms. Kluppel served as Managing Director, Corporate Finance, from January 2021 to August 2021, and as Manager, Midstream FP&A, from August 2018 to December 2020.

Ms. Kluppel will continue to participate in the Company’s executive compensation programs, including the variable cash incentive program (“VCIP”) and long-term incentive program (“LTIP”), each as described in the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 3, 2024 (the “2024 Proxy Statement”). Ms. Kluppel will also continue to be eligible to participate in the Company’s other health and benefit plans and programs as described in the 2024 Proxy Statement.

In connection with Ms. Kluppel’s new role, her target opportunity in the VCIP will increase to 50% of her base salary (prorated for 2024) and her LTIP grant will be valued at 160% of her base salary beginning in 2025, 70% of which is expected to be granted in performance share units and 30% in restricted stock units. Additionally, Ms. Kluppel’s outstanding performance share program awards will be increased, on a pro-rata basis, to 112% of her base salary. There were no other material changes to Ms. Kluppel’s compensation arrangements with the Company.

The selection of Ms. Kluppel to serve as the Company’s principal accounting officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Ms. Kluppel and any director or executive officer of the Company. Ms. Kluppel has not been a party to any transaction with the Company requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

Dated: April 4, 2024
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